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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of
                     The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): October 15, 1996
                                                  ----------------

                             GLOBAL OUTDOORS, INC.
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             (Exact name of Registrant as specified in its charter)


       Alaska                        0-17287                    33-0074499
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(State or other juris-             (Commission            (IRS Employer Identi-
diction of incorporation           File Number)              fication Number)
   or organization)



                      43445 Business Park Drive, Suite 113
                         Temecula, California 92590
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             (Address and zip code of principal executive offices)



                                (909) 699-4749
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              (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former name or former address, if changes since last report.)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not Applicable.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not Applicable.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not Applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           On October 15, 1996, the Company dismissed Kenneth E. Walsh ("Walsh"), Certified Public Accountant, in regard to the audit of the Company's financial statements for the year ended December 31, 1996.

           During the Company's two most recent fiscal years and the interim period after December 31, 1995, through the date of dismissal, there were no disagreements with Walsh on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Walsh, would have caused Walsh to make a reference to the subject matter of the disagreement(s) in connection with his report.

           The Company contacted Arthur Andersen, LLP ("Andersen") prior to their engagement. Andersen informed the Company that it needed to perform substantial due diligence on the Company, its officers and significant accounting policies before they could consider accepting the Company as a client. In connection therewith, the Company retained Andersen to complete said procedures. After completing the procedures, Andersen orally informed management that they would accept the Company as a client. In addition, prior to their engagement Andersen orally informed management that, based soley on reading the Company's financial statements and discussions with Company officers, the Company's revenue recognition policies were supported by analogy to existing literature.



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ITEM 5.    OTHER EVENTS.

           Not Applicable.

ITEM 6.    RESIGNATIONS OF THE REGISTRANT'S DIRECTORS.

           Not Applicable.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           Exhibit 16.2  Letter from Kenneth E. Walsh, former
           accountant.

           Exhibit 16.3  Letter from Arthur Andersen, LLP, new
           accountants.

ITEM 8.    CHANGE IN FISCAL YEAR.

           Not Applicable.

                                   SIGNATURES

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GLOBAL OUTDOORS, INC.
                                     (Registrant)



Date:  December 3, 1996              BY:   /s/ Richard K. Dickson II
                                         ------------------------------------
                                         RICHARD K. DICKSON II
                                         General Counsel and Sr. VP





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                                 EXHIBIT INDEX


         Exhibit:

                 Exhibit 16.2  Letter from Kenneth E. Walsh, former
                 accountant.

                 Exhibit 16.3  Letter from Arthur Andersen, LLP, new
                 accountants.